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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: January 27, 2000
               (Date of earliest event reported) JANUARY 24, 2000


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


        OKLAHOMA                   333-23769                    73-1513309
(State or other jurisdiction      (Commission                  IRS Employer
    of incorporation)             File Number)              Identification No.)


                    13439 NORTH BROADWAY EXTENSION, SUITE 200
                          OKLAHOMA CITY, OKLAHOMA                    73114
               (Address of principal executive offices)            (Zip Code)


                                 (405) 529-8500
              (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  OTHER EVENTS

On January 24, 2000, Dobson Communications Corporation (the "Company") distributed all of the issued and outstanding capital stock of Logix Communications Enterprises, Inc., to and among the holders of the Company's Class A common stock and Class D preferred stock. In conjunction with this distribution, the Company's principal shareholder agreed that under certain circumstances, it would cause Logix to agree to indemnify the Company against out-of-pocket tax liability arising out of this distribution.

(c)     Exhibits

        The following exhibit is filed as a part of this report:

Exhibit
  No.          Description
-------        -----------
10.1           Form of Agreement to Provide Indemnity

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:          January 27, 2000             Dobson Communications Corporation
                                            (Registrant)

                                            By /s/ Ronald L. Ripley
                                              ---------------------------------
                                              Ronald L. Ripley, Vice President